SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)
             -------------------------------------------------------

                  U.S. BANK NATIONAL ASSOCIATION (Exact name of
                      Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

               800 Nicollet Mall
             Minneapolis, Minnesota                      55402
    (Address of principal executive offices)           (Zip Code)


                                Richard Prokosch
                         U.S. Bank National Association
                              60 Livingston Avenue
                               St. Paul, MN 55107
                                 (651) 495-3918
            (Name, address and telephone number of agent for service)

                   Inn Of The Mountain Gods Resort And Casino
                     (Issuer with respect to the Securities)

                 Not Applicable                                     85-0098966
 (State or other jurisdiction of incorporation         (I.R.S. Employer Identification No.)
                or organization)

            287 Carrizo Canyon Road
             Mescalero, New Mexico                                    88340
   (Address of Principal Executive Offices)                        (Zip Code)



                            12% SENIOR NOTES DUE 2010
                       (TITLE OF THE INDENTURE SECURITIES)

                                    FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

     a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.
               Comptroller of the Currency
               Washington, D.C.

     b)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.
               Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION. None

ITEMS 3-15 ITEMS 3-15 ARE NOT APPLICABLE BECAUSE TO THE BEST OF THE TRUSTEE'S
      KNOWLEDGE, THE OBLIGOR IS NOT IN DEFAULT UNDER ANY INDENTURE FOR WHICH THE TRUSTEE ACTS AS TRUSTEE.

ITEM 16. LIST OF EXHIBITS: LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY AND QUALIFICATION.

     1.   A copy of the Articles of Association of the Trustee.*

     2. A copy of the certificate of authority of the Trustee to commence business.*

     3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

     4.   A copy of the existing bylaws of the Trustee.*

     5.   A copy of each Indenture referred to in Item 4. Not applicable.

     6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

     7. Report of Condition of the Trustee as of September 30, 2003, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.


      * Incorporated by reference to Registration Number 333-67188.

                                      NOTE

     The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.



                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 13th day of February, 2004.


                                    U.S. BANK NATIONAL ASSOCIATION



                                    By:     /s/ Richard Prokosch
                                            ------------------------------------
                                                Richard Prokosch
                                                Vice President




By:     /s/ Benjamin J. Krueger
        ------------------------------------
            Benjamin J. Krueger
            Trust Officer

                                    EXHIBIT 6

                                     CONSENT


     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  February 13, 2004


                                    U.S. BANK NATIONAL ASSOCIATION


                                    By:     /s/ Richard Prokosch
                                            ------------------------------------
                                                Richard Prokosch
                                                Vice President




By:     /s/ Benjamin J. Krueger
        ------------------------------------
            Benjamin J. Krueger
            Trust Officer

                                    EXHIBIT 7
                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 9/30/2003

                                    ($000'S)

                                                            9/30/2003
ASSETS                                                 -----------------
    Cash and Due From Depository Institutions           $   9,363,408
    Federal Reserve Stock                                           0
    Securities                                             34,719,100
    Federal Funds                                           2,322,794
    Loans & Lease Financing Receivables                   118,943,010
    Fixed Assets                                            1,915,381
    Intangible Assets                                       9,648,952
    Other Assets                                            9,551,844
                                                       -----------------
        TOTAL ASSETS                                    $ 186,464,489

LIABILITIES
    Deposits                                            $ 122,910,311
    Fed Funds                                               6,285,092
    Treasury Demand Notes                                   3,226,368
    Trading Liabilities                                       246,528
    Other Borrowed Money                                   21,879,472
    Acceptances                                               145,666
    Subordinated Notes and Debentures                       6,148,678
    Other Liabilities                                       5,383,119
                                                       -----------------
    TOTAL LIABILITIES                                   $ 166,225,234

EQUITY
    Minority Interest in Subsidiaries                   $   1,003,166
    Common and Preferred Stock                                 18,200
    Surplus                                                11,676,398
    Undivided Profits                                       7,541,491
                                                       -----------------
        TOTAL EQUITY CAPITAL                            $  20,239,255

TOTAL LIABILITIES AND EQUITY CAPITAL                    $ 186,464,489

To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION

By:     /s/ Richard Prokosch
        ----------------------------
            Richard Prokosch
            Vice President

Date:  February 13, 2004

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